REDRAW FUNDING FACILITY
AGREEMENT FOR THE ISSUE AND
REPAYMENT OF NOTES
SMHL GLOBAL FUND NO. 3

PERPETUAL TRUSTEES AUSTRALIA LIMITED
ABN 86 000 431 827

PERPETUAL TRUSTEES AUSTRALIA LIMITED
ABN 86 000 431 827

ME PORTFOLIO MANAGEMENT LIMITED
ABN 79 005 964 134

and

ME PORTFOLIO MANAGEMENT LIMITED
ABN 79 005 964 134







FREEHILLS LOGO



MLC Centre Martin Place Sydney New South Wales 2000 Australia
Telephone 61 2 9225 5000 Facsimile 61 2 9322 4000
www.freehills.com.au DX 361 Sydney

SYDNEY MELBOURNE PERTH CANBERRA BRISBANE HANOI HO CHI MINH CITY SINGAPORE Correspondent Offices JAKARTA KUALA LUMPUR

Liability limited by the Solicitors' Limitation of Liability Scheme, approved under the Professional Standards Act 1994 (NSW)

Reference PJSR: TEL: 25E

                                   SMHL Global Fund No.3 Redraw Funding Facility

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Clause                                                                                                         Page
1        DEFINITIONS AND INTERPRETATION                                                                           2

         1.1      Definitions                                                                                     2
         1.2      Interpretation                                                                                  5
         1.3      Business Day                                                                                    7
         1.4      Transaction Document                                                                            7

2        THE NOTES                                                                                                7

         2.1      Application for and Issue of Notes                                                              7
         2.2      Acknowledgment of Indebtedness                                                                  8
         2.3      Obligations under Notes                                                                         8
         2.4      Ownership of Notes                                                                              8
         2.5      Register                                                                                        8

3        REDRAW FACILITIES                                                                                        8

         3.1      Purpose                                                                                         8
         3.2      Loan Redraws                                                                                    9

4        FUNDING PROCEDURES                                                                                       9

         4.1      Delivery of Funding Notice                                                                      9
         4.2      Requirements for a Funding Notice                                                               9
         4.3      Delivery of Facility Provider Funding Notice                                                    9
         4.4      Requirements for a Facility Provider Funding Notice                                             9
         4.5      Copy of the Note                                                                               10
         4.6      Irrevocability of Funding Notice                                                               10
         4.7      Notification of Funding Rate                                                                   10

5        LOAN FACILITY                                                                                           10

         5.1      Provision of Funding Portions                                                                  10
         5.2      Repayment                                                                                      11
         5.3      Repayment of Outstanding Moneys                                                                11
         5.4      Interest                                                                                       11
         5.5      Order of Repayment                                                                             12

6        PAYMENTS                                                                                                12

         6.1      Manner of payments                                                                             12
         6.2      Payments on a Business Day                                                                     12
         6.3      Appropriation of payments                                                                      13
         6.4      Payments in gross                                                                              13
         6.5      Taxation deduction procedures                                                                  13
         6.6      Amounts payable on demand                                                                      13

7        REPRESENTATIONS AND WARRANTIES                                                                          14

         7.1      By the Issuer                                                                                  14
         7.2      By the SF Manager                                                                              15

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                                                                        PAGE 1

                                   SMHL Global Fund No.3 Redraw Funding Facility

         7.3      Survival and repetition of representations and warranties                                      15
         7.4      Reliance by the Note Holder and OF Manager                                                     16

8        UNDERTAKINGS                                                                                            16

         8.1      Term of undertakings                                                                           16
         8.2      Compliance with Covenants                                                                      16

9        EVENTS OF DEFAULT                                                                                       16

         9.1      Effect of Event of Default                                                                     16
         9.2      Issuer to continue to perform                                                                  16
         9.3      Enforcement                                                                                    17

10       INCREASED COSTS, ILLEGALITY AND YIELD PROTECTION                                                        17

         10.1     Increased costs                                                                                17
         10.2     Illegality                                                                                     18

11       TRUSTEE LIMITATION OF LIABILITY PROTECTION                                                              18

         11.1     Limitation of Liability - Issuer                                                               18
         11.2     Limitation of Liability - Note Holder                                                          19
         11.3     Wilful Default of the Issuer and the Note Holder                                               20

12       INDEMNITIES                                                                                             21

         12.1     General indemnity                                                                              21
         12.2     Continuing indemnities and evidence of loss                                                    21
         12.3     Funds available for indemnity                                                                  22
         12.4     Negligence, wilful default or breach of law                                                    22
         12.5     Notification from Note Holder or OF Manager                                                    22

13       TAX, COSTS AND EXPENSES                                                                                 22

         13.1     Tax                                                                                            22
         13.2     Costs and expenses                                                                             23

14       INTEREST ON OVERDUE AMOUNTS                                                                             23

         14.1     Payment of interest                                                                            23
         14.2     Accrual of interest                                                                            24
         14.3     Rate of interest                                                                               24

15       ASSIGNMENT                                                                                              24

         15.1     Assignment by Transaction Party                                                                24
         15.2     Assignment by Note Holder and OF Manager                                                       24
         15.3     Assist transfer or assignment                                                                  24
         15.4     Participation permitted                                                                        24
         15.5     Lending Office                                                                                 24
         15.6     Disclosure                                                                                     25
         15.7     No increase in costs                                                                           25

16       GENERAL                                                                                                 25

         16.1     Confidential information                                                                       25

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                                                                        PAGE 2

                                   SMHL Global Fund No.3 Redraw Funding Facility

         16.2     Performance by Note Holder of obligations                                                      25
         16.3     Transaction Party to bear cost                                                                 25
         16.4     Notices                                                                                        25
         16.5     Governing law and jurisdiction                                                                 27
         16.6     Prohibition and enforceability                                                                 27
         16.7     Waivers                                                                                        27
         16.8     Variation                                                                                      28
         16.9     Cumulative rights                                                                              28
         16.10    Attorneys                                                                                      28
         16.11    Binding Obligations                                                                            28
         16.12    Winding up of Securitisation Fund                                                              28
         16.13    Termination clause                                                                             28

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                                                                        PAGE 3

                                   SMHL Global Fund No.3 Redraw Funding Facility

--------------------------------------------------------------------------------
THIS REDRAW FUNDING FACILITY AGREEMENT

                  is made on [# #] 2002 between the following parties:

                  1.      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                          ABN 86 000 431 827
                          in its capacity as trustee of the Securitisation Fund (as hereinafter defined) of Level 7, 39 Hunter Street, Sydney, New South Wales
                          (ISSUER)

                  2.      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                          ABN 86 000 431 827
                          in its capacity as trustee of the Origination Fund (as hereinafter defined) of Level 7, 39 Hunter Street, Sydney, New South Wales
                          (NOTE HOLDER)

                  3.      ME PORTFOLIO MANAGEMENT LIMITED
                          ABN 79 005 964 134
                          in its capacity as manager of the Securitisation Fund of Level 23, 360 Collins Street, Melbourne, Victoria (SF MANAGER)

                  4.      ME PORTFOLIO MANAGEMENT LIMITED
                          ABN 79 005 964 134
                          in its capacity as manager of the Origination Fund of Level 23, 360 Collins Street, Melbourne, Victoria (OF MANAGER)

RECITALS

                  A. The Issuer is the trustee, and the SF Manager is the manager, of the Securitisation Fund.

                  B. The Note Holder is the trustee, and the OF Manager is the manager, of the Origination Fund.

                  C. The SF Manager has requested the OF Manager to direct the Note Holder to make available a loan facility to the Issuer under which the Issuer will issue Notes to the Note Holder and the Note Holder will purchase Notes from the Issuer.

                  D. The Note Holder and the OF Manager have agreed to make available a facility on the terms and conditions of this agreement and have agreed with the SF Manager and the Issuer that the terms and conditions of the issue and repayment of any such Notes are those contained in this agreement.

THE PARTIES AGREE

                  in consideration of, among other things, the mutual promises contained in this agreement:
--------------------------------------------------------------------------------

                                   SMHL Global Fund No.3 Redraw Funding Facility

--------------------------------------------------------------------------------
1        DEFINITIONS AND INTERPRETATION

         1.1      DEFINITIONS

                  In this agreement:

                  ATTORNEY means an attorney appointed under a Material
                  Document;

                  BASE RATE means in respect of a Funding Portion and a Payment
                  Period:

                  (a) the rate percent per annum determined by the OF Manager by taking the rates quoted on the page entitled "BBSW" on the Reuters Monitor System at or about 10.10 am (Melbourne time) on the Funding Date by each Reference Bank (provided that at least 4 Reference Banks are quoting) as being its mean buying and selling rate for a bank accepted Bill having a tenor equal to 90 days eliminating one of the highest and one of the lowest mean rates, and then calculating the average of the remaining mean rates and then (if necessary) rounding up the resultant figure to four decimal places; or

                  (b) if in respect of any Funding Date the Base Rate cannot be determined because:

                          (1) less than 4 Reference Banks have quoted their relevant rates; or

                          (2) the Payment Period does not equal a tenor in relation to which at least 4 Reference Banks have quoted their relevant rates,

                          on the page entitled "BBSW" on the Reuters Monitor System on the Funding Date, the rate percent per annum calculated by the OF Manager in accordance with paragraph (a) of this definition but by taking the buying and selling rates otherwise quoted by 4 of the Reference Banks on application by the OF Manager, for bank accepted Bills of the same tenor and a face value amount of A$1,000,000 each; or

                  (c) if in respect of any Funding Date the Base Rate cannot be determined in accordance with paragraphs (a) or (b) of this definition, the rate percent per annum determined by the OF Manager in good faith to be the rate most nearly approximating the rate that would otherwise have been calculated by the OF Manager in accordance with paragraph (a) of this definition having regard to comparable indices then available in the then current bill market;

                  BILL means a bill of exchange as defined in the Bills of Exchange Act 1909 (Cth), but does not include a cheque;

                  BUSINESS DAY means a day on which banks are open for business in Melbourne and Sydney excluding a Saturday, Sunday or public holiday;

                  CARD AND CHEQUE FACILITIES means any Card Facility and any Cheque and Direct Entry Facility;

                  CARD FACILITY means any facility in force in respect of the Origination Fund relating to the provision of credit cards or debit cards;

                  CHEQUE AND DIRECT ENTRY FACILITY means any facility in force in respect of the Origination Fund relating to the provision of either or both of direct entry facilities and cheque facilities;

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                                                                        PAGE 2

                                   SMHL Global Fund No.3 Redraw Funding Facility


                  CLASS A NOTES has the meaning given to it by the Supplementary Bond Terms;

                  CLASS B NOTES has the meaning given to it by the Supplementary Bond Terms;

                  CONDITIONS means the terms and conditions as set out in
                  schedule 2;

                  DOLLARS, A$ and $ means the lawful currency of the Commonwealth of Australia;

                  DRAWDOWN NOTICE means a Funding Notice or a Facility Provider Funding Notice;

                  EVENT OF DEFAULT means an Event of Default as defined in the Security Trust Deed;

                  EXCLUDED TAX means any Tax imposed by any jurisdiction on the net income of the Note Holder;

                  FACILITY means the redraw funding facility made available by the Note Holder to the Issuer under this agreement (by purchase of Notes);

                  FACILITY PROVIDER means the provider of any of the Card and Cheque Facilities;

                  FACILITY PROVIDER FUNDING NOTICE means a notice given, or to be given, under clauses 4.3 and 4.4;

                  FUNDING DATE means the date on which a Note will be issued (as stipulated in the Funding Notice) and the date on which a Funding Portion is, or is to be, advanced or regarded as advanced to the Issuer under this agreement;

                  FUNDING NOTICE means a notice given, or to be given, under clauses 4.1 and 4.2;

                  FUNDING PORTION means in relation to any Note, the principal amount of that Note to be provided or outstanding at that time (as the case may be);

                  FUNDING RATE means for any Payment Period the rate per cent per annum which is the aggregate of the Base Rate for that Payment Period and the Margin;

                  GOVERNMENTAL AGENCY means any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity;

                  LENDING OFFICE means the office of the Note Holder set out on page 1 of this agreement or such other office as notified by the Note Holder under this agreement;

                  MARGIN means that percentage notified by the OF Manager to the SF Manager on or about the issue of a Note as the margin applicable to that Note;

                  MASTER TRUST DEED means the Master Trust Deed dated 4 July 1994 made between Superannuation Members' Home Loans Limited and Perpetual Trustees Australia Limited and providing for the establishment of a series of separate trusts known collectively as the Superannuation Members' Home Loans Trust, as amended from time to time;

                  MATERIAL DOCUMENTS means:

                  (a)      this agreement (including each Note); and

                  (b)      the Security Trust Deed; and

                  (c)      the Supplementary Bond Terms;

                  NOTE means a Note issued under Parts 2 and 4;

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                                                                        PAGE 3

                                   SMHL Global Fund No.3 Redraw Funding Facility


                  NOTE HOLDER means Perpetual Trustees Australia Limited or any person entitled to be registered as a Note Holder in accordance with this agreement;

                  OFFICER means:

                  (a) in relation to the Issuer and Note Holder, a director, secretary or other person whose title contains the word or words "manager" or "counsel"; and

                  (b) in relation to the SF Manager and OF Manager, a director or a secretary, or a person notified to be an authorised officer of the relevant party;

                  ORIGINATION FUND means Superannuation Members' Home Loans Origination Fund No. 3;

                  ORIGINATION FUND LOAN has the same meaning as in clause 3.3;

                  OUTSTANDING MONEYS means all debts and monetary liabilities of the Issuer to the Note Holder under or in relation to any Material Document and in any capacity, irrespective of whether the debts or liabilities:

                  (a)      are present or future;

                  (b)      are actual, prospective, contingent or otherwise;

                  (c)      are at any time ascertained or unascertained;
                  (d) are owed or incurred by or on account of the Issuer alone, or severally or jointly with any other person;

                  (e) are owed to or incurred for the account of the Note Holder alone, or severally or jointly with any other person;

                  (f) are owed or incurred as principal, interest, fees, charges, taxes, duties or other imposts, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account; or

                  (g)      comprise any combination of the above;

                  OVERDUE RATE means on any date the rate percent per annum which is the aggregate of 2% per annum and the Funding Rate;

                  PAYMENT DATE has the meaning given to it under the Supplementary Bond Terms in respect of the Class A Notes;

                  PAYMENT PERIOD means the period from and including the last Payment Date to but excluding the next Payment Date except that the first Payment Period will commence on the relevant Funding Date and the last Payment Period will end on the Termination Date;

                  POWER means any right, power, authority, discretion or remedy conferred on the Note Holder or OF Manager, or a Receiver or an Attorney by any Transaction Document or any applicable law;

                  PRINCIPAL OUTSTANDING means at any time the aggregate principal amount of all outstanding Funding Portions at that time;

                  REDRAW AMOUNT has the same meaning as in clause 3.2(a);

                  REDRAW FACILITY means a facility contained in a loan or other form of financial accommodation the repayment of which is secured by a mortgage granted or transferred to the Issuer, which allows the mortgagor under that mortgage to redraw amounts prepaid under that loan;

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                                                                        PAGE 4

                                   SMHL Global Fund No.3 Redraw Funding Facility

                  REFERENCE BANK means any one of Commonwealth Bank of Australia, Westpac Banking Corporation, National Australia Bank Limited and Australia and New Zealand Banking Group Limited;

                  REGISTER means the register of Note Holders maintained by the Issuer;

                  SAME DAY FUNDS means bank cheque or other immediately available funds;

                  SECURED CREDITORS has the meaning given to it in the Security Trust Deed;

                  SECURITISATION FUND means the Securitisation Fund constituted under the Master Trust Deed known as the Superannuation Members' Home Loans Global Fund No. 3;

                  SECURITY TRUST DEED means the Security Trust Deed in respect of the Securitisation Fund between the Issuer, the SF Manager, Perpetual Trustee Company Limited ABN 42 000 001 007 as Security Trustee and The Bank of New York as Note Trustee;

                  SUPPLEMENTARY BOND TERMS means the Supplementary Bond Terms Notice dated on or about the date of this agreement in respect of the Securitisation Fund and providing the terms of issue of Class A Notes and Class B Notes;

                  TAX means:

                  (a) any tax, levy, charge, impost, duty, fee, deduction, compulsory loan or withholding; or

                  (b)      any income, stamp or transaction duty, tax or charge,

                  which is assessed, levied, imposed or collected by any Governmental Agency and includes, but is not limited to, any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above;

                  TERMINATION DATE means the day which is 1 Business Day prior to the Final Maturity Date as defined in the Supplementary Bond Terms;

                  TRANSACTION DOCUMENT has the meaning given to it in the Master Trust Deed and includes this agreement and any document or agreement entered into or given under it (including Notes);

                  TRANSACTION PARTY means:

                  (a)      the Issuer; or

                  (b)      the SF Manager.

         1.2      INTERPRETATION

                  In this agreement, headings and boldings are for convenience only and do not affect the interpretation of this agreement and, unless the context otherwise requires:

                  (a) words importing the singular include the plural and vice versa;

                  (b)      words importing a gender include any gender;

                  (c) other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning;

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                                                                        PAGE 5

                                   SMHL Global Fund No.3 Redraw Funding Facility


                  (d) an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency;

                  (e) a reference to any thing (including, but not limited to, any right) includes a part of that thing;

                  (f) a reference to a part, clause, party, annexure, exhibit or schedule is a reference to a part and clause of, and a party, annexure, exhibit and schedule to, this agreement and a reference to this agreement includes any annexure, exhibit and schedule;

                  (g) a reference to a statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

                  (h) a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

                  (i) a reference to liquidation includes appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding up, dissolution, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or a similar procedure or, where applicable, changes in the constitution of any partnership or person or death;

                  (j) a reference to a party to any document includes that party's successors and permitted assigns;

                  (k) a reference to an agreement other than this agreement includes an undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing;

                  (l) a reference to an asset includes all property of any nature, including, but not limited to, a business, and all rights, revenues and benefits;

                  (m) a reference to a document includes any agreement in writing, or any certificate, notice, instrument or other document of any kind;

                  (n) no provision of this agreement will be construed adversely to a party solely on the ground that the party was responsible for the preparation of this agreement or that provision;

                  (o) a reference to the drawing, accepting, endorsing or other dealing with or of a Bill refers to a drawing, accepting, endorsing or dealing within the meaning of the Bills of Exchange Act 1909;

                  (p) a reference to a body, other than a party to this agreement (including, without limitation, an institute, association or authority), whether statutory or not:

                          (1)      which ceases to exist; or

                          (2) whose powers or functions are transferred to another body,

                          is a reference to the body which replaces it or which substantially succeeds to its powers or functions; and

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                                                                        PAGE 6
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                                   SMHL Global Fund No.3 Redraw Funding Facility


                  (q) the Issuer or the Note Holder will only be considered to have knowledge or awareness of, or notice of, a thing, or grounds to believe any thing, by virtue of the officers of the Issuer or the Note Holder having day to day responsibility for the administration of the Origination Fund or the Securitisation Fund (as the case may be) having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way). In addition, notice, knowledge or awareness of an Event of Default means notice, knowledge or awareness of the occurrence of the events or circumstances constituting an Event of Default and that those events or circumstances constitute an Event of Default.

         1.3      BUSINESS DAY

                  Unless otherwise stipulated in this agreement, where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the succeeding Business Day.

         1.4      TRANSACTION DOCUMENT

                  The parties agree that this agreement and any document or agreement entered into or given under it (including a Note) is a "Transaction Document" for the purposes of the Master Trust Deed.

--------------------------------------------------------------------------------
2        THE NOTES

         2.1      APPLICATION FOR AND ISSUE OF NOTES

                  (a) The SF Manager may direct that the Issuer issues a Note to the Note Holder by:

                          (1) directing a Note be issued from SMHL Global Fund No.3;

                          (2) specifying the principal amount of the Note required;

                          (3) specifying the proposed date and time of issue of the Note; and

                          (4) providing to the Note Holder and the OF Manager a Funding Notice (and a copy to the Issuer) pursuant to clause 4.

                  (b) The OF Manager may direct that the Issuer and the SF Manager cause the Issuer to issue a Note to the Note Holder by:

                          (1) directing a Note be issued from SMHL Global Fund No.3;

                          (2) specifying the principal amount of the Note required;

                          (3) specifying the proposed date and time of issue of the Note; and

                          (4) providing to the Issuer and the SF Manager (and copy to the Noteholder) a Facility Provider Funding Notice pursuant to clause 4.

                  (c) If the SF Manager has directed that the Issuer issues a Note in accordance with clause 2.1(a) or the OF Manager has directed that the Issuer issues a Note in accordance with clause 2.1(b),the Note Holder must subscribe for the Note as requested by the SF Manager, and the Issuer must, on the

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                                                                        PAGE 7

                                   SMHL Global Fund No.3 Redraw Funding Facility


                          terms of this agreement, issue the Note to the Note Holder in consideration for the principal amount provided that the OF Manager and Note Holder have complied with clause 5.1.

                  (d) The parties agree that the terms and conditions contained in this agreement, the Supplementary Bond Terms and the Security Trust Deed govern the issue and repayment of the Notes.

         2.2      ACKNOWLEDGMENT OF INDEBTEDNESS

                  The Issuer acknowledges its indebtedness to the Note Holder in respect of each Note issued under this agreement.

         2.3      OBLIGATIONS UNDER NOTES

                  (a) The obligations of the Issuer under the Notes are constituted by, and specified in, this agreement and in the Conditions.

                  (b)     Each Note is a separate debt of the Issuer.

                  (c) The entitlement of any person to a Note is determined by registration as a Note Holder of that Note.

                  (d) The making of, or giving effect to, a manifest error in an inscription in the Register will not avoid the creation or transfer of a Note.

         2.4      OWNERSHIP OF NOTES

                  (a) A Note may be transferred by the Note Holder to any person in accordance with this agreement.

                  (b) The person whose name is registered as the Note Holder of a Note in the Register will, and will be treated by the Issuer as the absolute owner of the Note.

         2.5      REGISTER

                  The Issuer must:

                  (a)     establish and maintain the Register;

                  (b)     enter in the Register in respect of each Note:

                          (1)      the principal amount and principal
                                   outstanding in respect of each Note;

                          (2) its date of issue and date of redemption and cancellation; and

                          (3) the date on which any person becomes, or ceases to be, a Note Holder.




--------------------------------------------------------------------------------
3        REDRAW FACILITIES

         3.1      PURPOSE

                  The Issuer must, and the SF Manager must cause the Issuer to, only use the net proceeds of a Funding Portion to:

--------------------------------------------------------------------------------

                                   SMHL Global Fund No.3 Redraw Funding Facility


                  (a)     provide funds requested under a Redraw Facility; and

                  (b) reimburse the Note Holder for amounts paid or payable by the Note Holder to a Facility Provider under or in respect of the Card and Cheque Facilities to fund a redraw under a Redraw Facility provided by the Issuer.

         3.2      LOAN REDRAWS

                  (a) The OF Manager must notify the SF Manager by such time as they may agree on each Business Day all amounts payable by the Note Holder on that Business Day to a Facility Provider under or in respect of the Card and Cheque Facilities to fund redraws under Redraw Facilities provided by the Issuer (REDRAW AMOUNT).

                  (b) The Issuer must and the SF Manager must cause the Issuer to pay to the Note Holder on each Business Day an amount equal to the Redraw Amount for that Business Day. The amount payable under this clause 3.2(b) must be paid by such time as the parties may from time to time agree.

                  (c) Except as expressly provided under this agreement, the Issuer has no obligation to reimburse the Note Holder for any amounts paid or payable by the Note Holder to a Facility Provider under or in respect of the Facilities to fund redraws under Redraw Facilities provided by the Issuer.

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4        FUNDING PROCEDURES

         4.1      DELIVERY OF FUNDING NOTICE

                  If the SF Manager determines that the Issuer requires a Note to be issued, the SF Manager must deliver to the Note Holder and the OF Manager a Funding Notice in accordance with this clause 4.

         4.2      REQUIREMENTS FOR A FUNDING NOTICE

                  A Funding Notice:

                  (a) must be in writing in the form of, and specifying the matters set out in, schedule 1;

                  (b) must be received by the Note Holder and the OF Manager not later than 10.00 am on the Business Day which is the Funding Date; and

                  (c)      must be signed by an Officer of the SF Manager.

         4.3      DELIVERY OF FACILITY PROVIDER FUNDING NOTICE

                  If the OF Manager determines that the Note Holder has, subject to clause 3, an obligation to a Facility Provider to fund a redraw under a Redraw Facility provided by the Issuer, the OF Manager must deliver to the Issuer and the SF Manager a Facility Provider Funding Notice in accordance with this clause 4.

         4.4      REQUIREMENTS FOR A FACILITY PROVIDER FUNDING NOTICE

                  A Facility Provider Funding Notice:

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                                   SMHL Global Fund No.3 Redraw Funding Facility


                  (a) must be in writing in the form of, and specifying the matters set out in schedule 3;

                  (b) must be received by the Issuer and the SF Manager not later than 12.00 noon on the Business Day which is the Funding Date; and

                  (c)      must be signed by an Officer of the OF Manager.

         4.5      COPY OF THE NOTE

                  (a) A copy of each Funding Notice must be provided to the Issuer at the same time it is given to the Note Holder and the OF Manager.

                  (b) A copy of each Facility Provider Funding Notice must be provided to the Note Holder at the same time it is given to the Issuer and the SF Manager.

         4.6      IRREVOCABILITY OF FUNDING NOTICE

                  The Note Holder and the OF Manager must not decline to provide the funding specified in a Drawdown Notice. Following the issue of the Drawdown the Issuer is irrevocably committed to, and the SF Manager is irrevocably committed to cause the Issuer to, issue the relevant Note and to draw Funding Portions from the Note Holder in accordance with the Funding Notice given to the OF Manager and the Note Holder.

         4.7      NOTIFICATION OF FUNDING RATE

                  (a) After the OF Manager has determined the Base Rate for a Payment Period it must promptly notify the Issuer and SF Manager in writing of the Funding Rate for that Payment Period, specifying both the Base Rate and the Margin.

                  (b) In the absence of manifest error, each determination of the Base Rate by the OF Manager is conclusive evidence of that rate against the Issuer and the SF Manager.

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5        LOAN FACILITY

         5.1      PROVISION OF FUNDING PORTIONS

                  (a) If the SF Manager gives a Funding Notice in accordance with clause 4, then, subject to this agreement (including, without limitation, clause 11), the Note Holder must, and the OF Manager must cause the Note Holder to, provide the relevant Funding Portion under the Facility as payment for the relevant Note in Same Day Funds in Dollars not later than 12 noon (Melbourne time) on the specified Funding Date and in accordance with that Funding Notice.

                  (b) If the OF Manager gives a Facility Provider Funding Notice in accordance with clause 4 then, subject to this agreement (including, without limitation, clause
                          11), the Note Holder is deemed to have provided the relevant Funding Portion under the Facility as payment for the Note on the specified Funding Date and in accordance with that Facility Provider Funding Notice. This clause 5.1(b) has application only to the extent that

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                                   SMHL Global Fund No.3 Redraw Funding Facility


                          the Note Holder has made or has an obligation to make a payment to a Facility Provider under a Card and Cheque Facility in respect of Redraw Facilities provided by the Issuer on that day.

         5.2      REPAYMENT

                  On each Payment Date and to the extent that during the Payment Period it has not done so, the Issuer must, and the SF Manager must cause the Issuer to:

                  (a) repay so much of the Principal Outstanding (to the extent that funds are available from the Securitisation Fund) as the Issuer is required to apply from "Interest Collections" to "repayment of any principal due and payable under any Redraw Funding Facility" pursuant to clause 6.1(m) of the Supplementary Bond Terms; and

                  (b) repay so much of the Principal Outstanding (to the extent that funds are available from the Securitisation Fund) (after the repayment in clause 5.2(a)) as the Issuer is required to apply from "Principal Collections" to "repayment of any Redraw Principal Outstanding under a Redraw Funding Facility" pursuant to clause 6.2(e) of the Supplementary Bond Terms.

         5.3      REPAYMENT OF OUTSTANDING MONEYS

                  (a) The Principal Outstanding under the Facility must be repaid by the Issuer to the Note Holder:

                          (1)      in full on the Termination Date; and

                          (2) otherwise as specified in, or required under, the Transaction Documents,

                          and the SF Manager must cause the Issuer to do so.

                  (b) The Issuer must, and the SF Manager must cause the Issuer to, pay or repay the balance of the Outstanding Moneys in full to the Note Holder on the Termination Date or on such other date on which the Principal Outstanding is, or is required to be, repaid in full.

         5.4      INTEREST

                  (a) On each Payment Date, the Issuer must, and the SF Manager must cause the Issuer to, pay to the Note Holder interest (to the extent that funds are available from the Securitisation Fund) on the Principal Outstanding at the Funding Rate:

                          (1) in relation to any Funding Portion drawn during the current Payment Period, for the period from and including the relevant Funding Date to but excluding the Payment Date; and

                          (2) in relation to the remainder of the Principal Outstanding, for the Payment Period,

                          to the extent to which the Issuer is required to apply from "Interest Collections" to "payment of any interest due under any Redraw Funding Facility" pursuant to clause 6.1(d) of the Supplementary Bond Terms.

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                                                                        PAGE 11
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                                   SMHL Global Fund No.3 Redraw Funding Facility


                  (b) If on any Payment Date, interest in respect of the relevant Payment Period is not paid on the whole amount of the Principal Outstanding:

                          (1) that unpaid interest shall accrue interest at the Overdue Rate for the next Payment Period;

                          (2) that unpaid interest and interest accrued under paragraph (1) shall become payable on the next Payment Date to the extent to which (after payment of interest under clause 5.4(a)) the Issuer is required to apply from "Interest Collections" to "payment of interest due under any Redraw Funding Facility" pursuant to clause 6.1 of the Supplementary Bond Terms; and

                          (3) to the extent to which any unpaid interest (including any interest accrued under paragraph (1)) remains unpaid after that next Payment Date it will again be subject to paragraphs (1) and (2) for each subsequent Payment Period and Payment Date until it has been paid.

                  (c) Interest must be calculated in arrears on daily balances on the basis of a 365 day year and for the actual number of days elapsed during the relevant period.

         5.5      ORDER OF REPAYMENT

                  (a) In making repayments under clauses 5.2 and 5.3, the Issuer must, and the SF Manager must cause the Issuer to, apply the amount of the repayment to repay the Principal Outstanding under the Notes in order of the date of issue of the Notes so that the Notes issued earlier in time are repaid first.

                  (b) The Note Holder must, and the OF Manager must cause the Note Holder to, apply repayments in accordance with clause 5.5(a).

                  (c) The OF Manager must advise the Issuer and the SF Manager in writing of the Notes which have been wholly or partly repaid, the amount of the repayment and the Principal Outstanding under that Note.

--------------------------------------------------------------------------------
6        PAYMENTS

         6.1      MANNER OF PAYMENTS

                  All payments to the Note Holder under the Material Documents must be made:

                  (a)     in Same Day Funds;

                  (b)     in Dollars; and

                  (c) not later than 11:00 am (Melbourne time) on the due date,

                  to the account of the Note Holder specified by the OF Manager to the Issuer or in such other manner to an account of the Note Holder as the OF Manager directs from time to time.

         6.2      PAYMENTS ON A BUSINESS DAY

                  If a payment is due on a day which is not a Business Day, the due date for that payment is the next Business Day and interest must be adjusted accordingly.

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                                                                        PAGE 12
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                                   SMHL Global Fund No.3 Redraw Funding Facility


         6.3      APPROPRIATION OF PAYMENTS

                  (a) All payments made by the Issuer to the Note Holder under this agreement may be appropriated as between principal, interest and other amounts, as the OF Manager in its absolute discretion determines, or, failing any determination, in the following order:

                          (1) first, towards reimbursement of all fees, costs, expenses, charges, damages and indemnity payments incurred or due and owing by the Transaction Parties under the Material Documents;

                          (2) second, towards payment of interest due and payable under the Material Documents; and

                          (3) third, towards repayment of the Principal Outstanding.

                  (b) Any appropriation under clause 6.3(a) overrides any appropriation made by the Issuer.

         6.4      PAYMENTS IN GROSS

                  All payments which a Transaction Party is required to make under any Material Document must be:

                  (a)      without any set-off, counterclaim or condition; and

                  (b) without any deduction or withholding for any Tax or any other reason, unless, the Transaction Party is required to make a deduction or withholding by applicable law.

         6.5      TAXATION DEDUCTION PROCEDURES

                  If a Transaction Party is required to make a deduction or withholding in respect of Tax from any payment to be made to the Note Holder under any Material Document, then:

                  (a) that Transaction Party has no obligation to indemnify the Note Holder against that tax; and

                  (b) that Transaction Party must, and in the case of the Issuer, the SF Manager must cause the Issuer to, use its best endeavours to obtain official receipts or other documentation from that Governmental Agency and within 2 Business Days after receipt the Issuer must, and the SF Manager must cause the Issuer to, deliver them to the Note Holder.

         6.6      AMOUNTS PAYABLE ON DEMAND

                  If any amount payable by a Transaction Party under any Material Document is not expressed to be payable on a specified date that amount is payable by the Transaction Party on demand by the Note Holder or OF Manager.

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                                                                        PAGE 13
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                                   SMHL Global Fund No.3 Redraw Funding Facility


--------------------------------------------------------------------------------



7        REPRESENTATIONS AND WARRANTIES

         7.1      BY THE ISSUER

                  The Issuer hereby represents and warrants to the OF Manager and Note Holder that:

                  (a) (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

                  (b) (CONSTITUTION): the execution delivery and performance of this agreement and any Note does not and will not violate its Constitution;

                  (c) (CORPORATE POWER): it has the power and has taken all corporate and other action required to enter into this agreement and each Note and to authorise the execution and delivery of this agreement and each Note and the performance of its obligations thereunder;

                  (d) (FILINGS): it has filed all corporate notices and effected all registrations with the Australian Securities and Investments Commission or similar office in the jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate except:

                          (1) as such enforceability may be limited by any applicable bankruptcy, insolvency, re-organisation, moratorium or trust or other similar laws affecting creditors' rights generally; and

                          (2) that this representation and warranty does not apply to the filing of ASIC form 309 in relation to the creation of the Charge (as defined in the Security Trust Deed);

                  (e) (LEGALLY BINDING OBLIGATION): this agreement and each Note constitutes or will constitute a valid, legally binding and enforceable obligation of it in accordance with its terms except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganisation, moratorium or trust laws or other similar laws affecting creditors' rights generally;

                  (f) (EXECUTION, DELIVERY AND PERFORMANCE): the execution, delivery and performance of this agreement and each Note by it does not violate any existing law or regulation or any document or agreement to which it is a party in either case in its capacity as trustee of the Securitisation Fund or which is binding upon it or any of its assets in its capacity as trustee of the Securitisation Fund;

                  (g) (AUTHORISATION): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained by it in connection with the execution and delivery of, and performance of its obligations under, this agreement and any Note have been obtained and are valid and subsisting;

                  (h) (SECURITISATION FUND VALIDLY CREATED): the Securitisation Fund has been validly created and is in existence at the date of this agreement;

                  (i) (SOLE TRUSTEE): it has been validly appointed as trustee of the Securitisation Fund and is presently the sole trustee of the Securitisation Fund;

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                                                                        PAGE 14
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                                   SMHL Global Fund No.3 Redraw Funding Facility


                  (j) (MASTER TRUST DEED): the Securitisation Fund is constituted pursuant to the Master Trust Deed; and

                  (k)    (NO PROCEEDINGS TO REMOVE): no notice has been given
                          to it and to its knowledge no resolution has been passed or direction or notice has been given, removing it as trustee of the Securitisation Fund.

           7.2    BY THE SF MANAGER

                  The SF Manager hereby represents and warrants to the OF Manager and Note Holder that:

                  (a) (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

                  (b) (CONSTITUTION): the execution, delivery and performance by it of this agreement and each Note does not and will not violate its Constitution;

                  (c) (CORPORATE POWER): the SF Manager has the power and has taken all corporate and other action required to enter into this agreement and each Note and to authorise the execution and delivery of this agreement and each Note and the performance of its obligations hereunder;

                  (d) (FILINGS): the SF Manager has filed all corporate notices and effected all registrations with the Australian Securities and Investments Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate;

                  (e) (LEGALLY BINDING OBLIGATION): this agreement and each Note constitutes or will constitute a valid, legally binding and enforceable obligation of the SF Manager in accordance with its terms except as such enforceability may be limited by any applicable bankruptcy, insolvency, re-organisation, moratorium or trust or other similar laws affecting creditors' rights generally;

                  (f) (EXECUTION, DELIVERY AND PERFORMANCE): the execution, delivery and performance of this agreement and each Note by the SF Manager does not violate any existing law or regulation or any document or agreement to which the SF Manager is a party or which is binding upon it or any of its assets; and

                  (g) (AUTHORISATION): all consents, licences, approvals and authorisations of every Government Agency required to be obtained by the SF Manager in connection with the execution, delivery and performance of this agreement and each Note have been obtained and are valid and subsisting.

           7.3    SURVIVAL AND REPETITION OF REPRESENTATIONS AND WARRANTIES

                  The representations and warranties in, or given under, this agreement including, but not limited to, clauses 7.1 and 7.2:

                  (a)      survive the execution of each Transaction Document;
                           and

                  (b) are regarded as repeated on each Funding Date with respect to the facts and circumstances then subsisting.

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                                                                        PAGE 15
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                                   SMHL Global Fund No.3 Redraw Funding Facility


         7.4      RELIANCE BY THE NOTE HOLDER AND OF MANAGER

                  The Issuer and the SF Manager each acknowledge that the Note Holder and OF Manager have entered into each Transaction Document to which it is a party in reliance on the representations and warranties in, or given under, this agreement including, but not limited to, clauses 7.1 and 7.2.

--------------------------------------------------------------------------------
8        UNDERTAKINGS

         8.1      TERM OF UNDERTAKINGS

                  Unless the OF Manager otherwise agrees in writing, until the Outstanding Moneys are fully and finally repaid the Issuer and the SF Manager must, at its own cost (but without prejudice to clause 11 in the case of the Issuer), comply with the undertakings in this clause 8.

         8.2      COMPLIANCE WITH COVENANTS

                  The Issuer must and the SF Manager must ensure that the Issuer does comply with all of its covenants and obligations under the Security Trust Deed and Supplementary Bond Terms.

--------------------------------------------------------------------------------
9        EVENTS OF DEFAULT

         9.1      EFFECT OF EVENT OF DEFAULT

                  (a) Upon or at any time after the occurrence of an Event of Default the Note Holder or the OF Manager may by notice to the Issuer and the SF Manager declare that the Outstanding Moneys are immediately due and payable.

                  (b) The Issuer must and the SF Manager must cause the Issuer to upon receipt of a notice under clause 9.1(a) immediately repay in full the Outstanding Moneys to the Note Holder.

         9.2      ISSUER TO CONTINUE TO PERFORM

                  (a) If the Note Holder or OF Manager makes any declaration under clause 9.1:

                          (1) the declaration does not affect or diminish the duties and obligations of the Issuer or the SF Manager under the Transaction Documents; and

                          (2) the Issuer and the SF Manager must continue to perform its obligations under the Transaction Documents as if the declaration had not been made, subject to any directions that may be given by the Note Holder or the OF Manager from time to time under any Transaction Document.

                  (b) Clause 9.2(a) does not affect the obligations of the Issuer or the SF Manager under clause 9.1.

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                                                                        PAGE 16
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                                   SMHL Global Fund No.3 Redraw Funding Facility


         9.3      ENFORCEMENT

                  (a) The Material Documents may be enforced without notice to or consent by the Issuer or SF Manager or any other person even if the Note Holder accepts any part of the Outstanding Moneys after an Event of Default or there has been any other Event of Default.

                  (b) Neither the Note Holder nor the OF Manager is liable to any Transaction Party for any loss or damage a Transaction Party may suffer, incur or be liable for arising out of or in connection with the Note Holder or OF Manager exercising any Power under any Material Document.

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10       INCREASED COSTS, ILLEGALITY AND YIELD PROTECTION

         10.1     INCREASED COSTS

                  If the OF Manager determines that the Note Holder is affected by any future, or any change in any present or future, law, regulation, order, treaty, official directive or request (with which, if not having the force of law, compliance is in accordance with the practice of responsible bankers and financial institutions in the jurisdiction concerned) including, but not limited to in respect of:

                  (a) any reserve, liquidity, capital adequacy, capital allocation, special deposit or similar requirement; or

                  (b) Tax (other than Excluded Tax in respect of the Securitisation Fund) on or in respect of payments made or to be made to the Note Holder under a Material Document,

                  or a present or future interpretation or administration of any of them by a Governmental Agency, and that, as a result:

                  (c) the effective cost to the Note Holder of making, funding or maintaining the Facility or the Principal Outstanding or performing any of its obligations under or in respect of the Material Documents is in any way directly or indirectly increased; or

                  (d) any amount paid or payable to, or received or receivable by, the Note Holder or the effective return to the Note Holder under the Material Documents is in any way directly reduced; or

                  (e) the Note Holder is required to make any payment or forego any interest or other return on or calculated by reference to:

                          (1) any sum received or receivable by it under or in respect of the Material Documents in an amount which the OF Manager considers material; or

                          (2) any capital or other amount which is or becomes directly or indirectly allocated by the Note Holder to the Principal Outstanding in an amount which the OF Manager considers material; or

                  (f) the Note Holder is restricted in its capacity to enter into, or is prevented from entering into, any other transaction with any consequence referred to in clause 10.1(c), (d) or (e) or with any other cost or loss of return to the Note Holder,
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                                                                        PAGE 17
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                                   SMHL Global Fund No.3 Redraw Funding Facility


                  then, and in each such case:

                  (g) when it becomes aware of the relevant result and has calculated or otherwise determined the relevant effects the Note Holder must and the OF Manager must cause the Note Holder to promptly notify each Transaction Party of such event; and

                  (h) the Issuer and the SF Manager have no obligation to pay any amount to compensate the Note Holder for such increased cost, reduction, payment or foregone interest or other loss of return.

         10.2     ILLEGALITY

                  If any event occurs (including, but not limited to, any change in, or the introduction, implementation, operation or taking effect of, any law, regulation, treaty, order or official directive, or in their interpretation or application by any Governmental Agency) which makes it unlawful, or impracticable for the Note Holder to make, fund or maintain the Principal Outstanding or for the Note Holder or OF Manager to perform its obligations under any Material Documents then:

                  (a) the obligations of the Note Holder and the OF Manager under the Material Documents are immediately suspended for the duration of such illegality or other effect; and

                  (b) the Note Holder and the OF Manager may, by notice to the Issuer terminate its obligations under the Material Documents; and

                  (c) if required by the applicable event, or its effect, or if necessary to prevent or remedy a breach or to comply with any applicable law, regulation, treaty, order or official directive the Issuer must and the SF Manager must cause it to immediately prepay to the Note Holder the Outstanding Moneys of it in full or, if in the OF Manager's opinion delay in prepayment does not compound such breach or affect such compliance, at the end of at least the longer of 30 days and the period ending on the next occurring Payment Date (or such lesser period if the applicable law, regulation, treaty, order or official directive requires) upon prior notice to that effect from the OF Manager.

--------------------------------------------------------------------------------
11       TRUSTEE LIMITATION OF LIABILITY PROTECTION

         11.1     LIMITATION OF LIABILITY - ISSUER

                  (a) The Issuer enters into this agreement only in its capacity as trustee of the Securitisation Fund and no other capacity. A liability of the Issuer arising under or in connection with this agreement is limited to and can be enforced against the Issuer only to the extent to which it can be satisfied out of property of the Securitisation Fund out of which the Issuer is actually indemnified for the liability. This limitation of the Issuer's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of the Issuer in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement.

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                                                                        PAGE 18
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                                   SMHL Global Fund No.3 Redraw Funding Facility


                  (b) The parties other than the Issuer may not sue the Issuer in any capacity other than as trustee of the Securitisation Fund or seek the appointment of a receiver (except in relation to property of the Securitisation Fund), a liquidator, an administrator or any similar person to the Issuer or prove in any liquidation, administration or arrangement of or affecting the Issuer (except in relation to property of the Securitisation Fund).

                  (c) The provisions of this clause 11.1 shall not apply to any obligation or liability of the Issuer to the extent that it is not satisfied because under the Master Trust Deed establishing the Securitisation Fund or by operation of law there is a reduction in the extent of the Issuer's indemnification out of the assets of the Securitisation Fund, as a result of the Issuer's fraud, negligence or wilful default.

                  (d) It is acknowledged that the SF Manager is responsible under the Master Trust Deed establishing the Securitisation Fund for performing a variety of obligations relating to the Securitisation Fund, including under this agreement. No act or omission of the Issuer (including any related failure to satisfy its obligations or breach of representation or warranty under this agreement) will be considered fraud, negligence or wilful default of the Issuer for the purposes of paragraph (c) of this clause 11.1 to the extent to which the act or omission was caused or contributed to by any failure by the SF Manager or any other person to fulfil its obligations relating to the Securitisation Fund or by any other act or omission of the SF Manager or any other person.

                  (e) No attorney, agent, receiver or receiver and manager appointed in accordance with this agreement has authority to act on behalf of the Issuer in a way which exposes the Issuer to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Issuer for the purposes of paragraph (c) of this clause 11.1.

                  (f) The Issuer is not obliged to do or refrain from doing anything under this agreement (including incur any liability) unless the Issuer's liability is limited in the same manner as set out in paragraph (a) to (c) of this clause 11.1.

         11.2     LIMITATION OF LIABILITY - NOTE HOLDER

                  (a) The Note Holder enters into this agreement only in its capacity as trustee of the Origination Fund and no other capacity. A liability arising under or in connection with this agreement is limited to and can be enforced against the Note Holder only to the extent to which it can be satisfied out of property of the Origination Fund out of which the Note Holder is actually indemnified for the liability. This limitation of the Note Holder's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of the Note Holder in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement.

                  (b) The parties other than the Note Holder may not sue the Note Holder in any capacity other than as trustee of the Origination Fund including seek the appointment of a receiver (except in relation to property of the Origination Fund), a liquidator, an administrator or any similar person to the Note

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                                   SMHL Global Fund No.3 Redraw Funding Facility


                          Holder or prove in any liquidation, administration or arrangement of or affecting the Note Holder (except in relation to property of the Origination Fund).

                  (c) The provisions of this clause 11.2 shall not apply to any obligation or liability of the Note Holder to the extent that it is not satisfied because under the Master Trust Deed establishing the Origination Fund or by operation of law there is a reduction in the extent of the Note Holder's indemnification out of the assets of the Origination Fund, as a result of the Note Holder's fraud, negligence or wilful default.

                  (d) It is acknowledged that the OF Manager is responsible under the Master Trust Deed establishing the Origination Fund for performing a variety of obligations relating to the Origination Fund, including under this agreement. No act or omission of the Note Holder (including any related failure to satisfy its obligations or breach of representation or warranty under this agreement) will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (c) of this clause 11.2 to the extent to which the act or omission was caused or contributed to by any failure by the OF Manager or any other person to fulfil its obligations relating to the Origination Fund or by any other act or omission of the OF Manager or any other person.

                  (e) No attorney, agent, receiver or receiver and manager appointed in accordance with this agreement has authority to act on behalf of the Note Holder in a way which exposes the Note Holder to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (c) of this clause 11.2.

                   (f) The Note Holder is not obliged to do or refrain from doing anything under this agreement (including incur any liability) unless the Note Holder's liability is limited in the same manner as set out in paragraph (a) to (c) of this clause 11.2.

         11.3     WILFUL DEFAULT OF THE ISSUER AND THE NOTE HOLDER

                  For the purposes of this agreement the expression "wilful default":

                  (a) in relation to the Issuer and the Note Holder, means a wilful default of this agreement by the Issuer or the Note Holder, as the case may be,

                          (1)      other than a default which:

                                   (A)      arises out of a breach of a
                                            Transaction Document by a person
                                            other than the Issuer or the Note
                                            Holder or any person referred to in
                                            paragraph (b) of this clause 11.3 in
                                            relation to the Issuer or the Note
                                            Holder;

                                   (B)      arises because some other act or
                                            omission is a precondition to the
                                            relevant act or omission of the
                                            Issuer or the Note Holder, and that
                                            other act or omission does not
                                            occur;

                                   (C) is in accordance with a lawful court order or direction or is required by law; or

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                                   SMHL Global Fund No.3 Redraw Funding Facility


                                   (D) is in accordance with an instruction or direction given to it by any person in circumstances where that person is authorised to do so by any Transaction Document; and

                          (2) in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) in complying with this Deed from the Fund.

                  (b) A reference to the "fraud", "negligence" or "wilful default" of the Issuer or the Note Holder means the fraud, negligence or wilful default of the Issuer or the Note Holder, as the case may be, and of the officers or employees but not the agents or delegates of the Issuer or the Note Holder, unless the Issuer or the Note Holder is liable for the acts or omissions of such other person under the terms of this agreement.

--------------------------------------------------------------------------------
12       INDEMNITIES

         12.1     GENERAL INDEMNITY

                  (a) Subject to Clause 11.1 the Issuer, to the extent it is permitted or contemplated under the terms of the Trust Deed, indemnifies on a full indemnity basis (including legal costs and expenses charged at the usual commercial rates of the relevant legal services provider) and out of the property of the Securitisation Fund the Note Holder and OF Manager against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment which the Note Holder or OF Manager, as the case may be, or an Attorney of the Noteholder or OF Manager pays, suffers, incurs or is liable for, in respect of any of the following:

                         (1) a Funding Portion required by a Funding Notice, not being made for any reason but excluding any default by the Note Holder or OF Manager, as the case may be;

                         (2) the occurrence of any Default or Event of Default;

                         (3) the Note Holder or OF Manager, as the case may be, exercising its Powers consequent upon or arising out of the occurrence of any Event of Default.

                  (b) Without limitation to the indemnity contained in clause 12.1(a), that indemnity includes the amount determined by the Note Holder or OF Manager, as the case may be, as being incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted for by the Note Holder or OF Manager, as the case may be to fund or maintain the Principal Outstanding or the relevant Funding Portion and includes, but is not limited to, loss of margin.

         12.2     CONTINUING INDEMNITIES AND EVIDENCE OF LOSS

                  (a) Each indemnity of the Issuer contained in this agreement is a continuing obligation of the Issuer, despite:

                          (1)      any settlement of account; or

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                                                                        PAGE 21
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                                   SMHL Global Fund No.3 Redraw Funding Facility


                          (2)      the occurrence of any other thing,

                          and remains in full force and effect until:

                          (3) all moneys owing, contingently or otherwise, under any of the Material Documents have been paid in full;

                          (4) the Outstanding Moneys are fully and finally repaid.

                  (b) Each indemnity of the Issuer contained in this agreement is an additional, separate and independent obligation of the Issuer and no one indemnity limits the generality of any other indemnity.

                  (c) Each indemnity of the Issuer contained in this agreement survives the termination of any Transaction Document.

                  (d) A certificate under the hand of an Officer of the OF Manager detailing the amount of any damage, loss, liability, cost, charge, expense, outgoing or payment covered by any indemnity in this agreement is sufficient evidence unless the contrary is proved.


         12.3     FUNDS AVAILABLE FOR INDEMNITY

                  The obligations of the Issuer under this clause 12 shall be payable solely to the extent that funds are available from time to time for that purpose under clause 7 of the Supplementary Bond Terms.

         12.4     NEGLIGENCE, WILFUL DEFAULT OR BREACH OF LAW

                  The indemnities in this clause 12 do not extend to any liability, loss, cost, charge or expense that is finally and judicially determined to result from any negligence, wilful default or breach of law by the other parties to this agreement.

         12.5     NOTIFICATION FROM NOTE HOLDER OR OF MANAGER

                  If the Note Holder or the OF Manager receives written notice of any act, matter or thing which may give rise to a liability, loss, cost, charge or expense in relation to which the Issuer would be required to indemnify it under this clause 12, the Note Holder or the OF Manager (as the case may be) will notify the Issuer of that act, matter or thing giving such details as it is practicable to give as soon as it is reasonably practicable and in any event within 5 Business Days of it coming to its attention, provided that failure to do so will not result in any loss or reduction in the indemnity contained in this clause 12 unless the Issuer has been prejudiced in any material respect by such failure.

--------------------------------------------------------------------------------

13       TAX, COSTS AND EXPENSES

         13.1     TAX

                  (a) The Issuer must and the SF Manager must cause the Issuer to pay any Tax, other than an Excluded Tax in respect of the Securitisation Fund, in respect of the execution, delivery, performance, release, discharge, amendment, enforcement or attempted enforcement or otherwise in respect of any of the following:

--------------------------------------------------------------------------------
                                                                        PAGE 22
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                                   SMHL Global Fund No.3 Redraw Funding Facility


                          (1)      any Material Document;

                          (2) any agreement or document entered into or signed under any Material Document; and

                          (3) any transaction contemplated under any Material Document or any agreement or document described in clause 13.1(a)(2).

                  (b) The Issuer must and the SF Manager must cause the Issuer to pay any fine, penalty or other cost in respect of a failure to pay any Tax described in clause 13.1(a) except to the extent that the fine, penalty or other cost is caused by the Note Holder's failure to lodge money received from the Issuer before the due date for lodgement.

                  (c) The Issuer indemnifies out of the property of the Securitisation Fund the Note Holder against any amount payable under clause 13.1(a) or 13.1(b) or both.

         13.2     COSTS AND EXPENSES

                  The Issuer must and the SF Manager must cause the Issuer to pay all costs and expenses of the Note Holder and the OF Manager and any employee, Officer, agent or contractor of the Note Holder and the OF Manager in relation to:

                  (a) the negotiation, preparation, execution, delivery, stamping, registration, completion, variation and discharge of any Material Document or any agreement or document described in clause 13.1(a);

                  (b) the enforcement, protection or waiver, or attempted enforcement or protection, of any rights under any Material Document or any agreement or document described in clause 13.1(a);

                  (c) the consent or approval of the Note Holder or OF Manager given under any Material Document or any agreement or document described in clause 13.1(a); and

                  (d) any enquiry by any Governmental Agency involving a Transaction Party,

                  including, but not limited to, any administration costs of the Note Holder or the OF Manager, as the case may be, in connection with the matters referred to in clause 13.2(b) and
                  (d) and any legal costs and expenses (charged at the usual commercial rates of the relevant legal services provider) and any professional consultant's fees for any of the above on a full indemnity basis.

--------------------------------------------------------------------------------

14     INTEREST ON OVERDUE AMOUNTS

         14.1     PAYMENT OF INTEREST

                  The Issuer must and the SF Manager must cause the Issuer to pay interest on:

                  (a) any of the Outstanding Moneys due and payable, but unpaid; and

                  (b)
                          on any interest payable but unpaid in accordance with clause 5.

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                                                                        PAGE 23
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                                   SMHL Global Fund No.3 Redraw Funding Facility


         14.2     ACCRUAL OF INTEREST

                  The interest payable under this clause 14:

                  (a) accrues from day to day from and including the due date for payment up to the actual date of payment, before and, as an additional and independent obligation, after any judgment or other thing into which the liability to pay the Outstanding Moneys becomes merged; and

                  (b)     may be capitalised by the Note Holder on any Payment
                          Date.

         14.3     RATE OF INTEREST

                  The rate of interest payable under this clause 14 on any part of the Outstanding Moneys is the higher of:

                  (a)     the Overdue Rate; and

                  (b) the rate fixed or payable under a judgment or other thing referred to in clause 14.2(a).

--------------------------------------------------------------------------------

15       ASSIGNMENT

         15.1     ASSIGNMENT BY TRANSACTION PARTY

                  A Transaction Party must not transfer or assign any of its rights or obligations under any Material Document without the prior written consent of the other parties.

         15.2     ASSIGNMENT BY NOTE HOLDER AND OF MANAGER

                  Neither the Note Holder nor the OF Manager may assign any of its rights or transfer by novation any of its rights and obligations under this agreement without the prior written consent of the other parties.

         15.3     ASSIST TRANSFER OR ASSIGNMENT

                  At the request of the Note Holder or OF Manager, the Issuer and the SF Manager must do any thing including, but not limited to, executing any documents or amending any Material Document, to effect any transfer or assignment under this clause 15.

         15.4     PARTICIPATION PERMITTED

                  The Note Holder and OF Manager may grant by way of sub-participation (being a right to share in the financial effects of this agreement, without any rights against the Issuer) all or part of the Note Holder's or OF Manager's, as the case may be, rights and benefits under this agreement to any other person without having to obtain the consent of or to notify the Issuer or the SF Manager.

         15.5     LENDING OFFICE

                  (a) The Note Holder may change its Lending Office at any time.

                  (b) The Note Holder must promptly notify the Issuer and the SF Manager of any such change.

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                                                                        PAGE 24
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                                   SMHL Global Fund No.3 Redraw Funding Facility


         15.6     DISCLOSURE

                  Any party may disclose to a proposed assignee, transferee or sub-participant any information relating to any other party or the Transaction Documents whether or not confidential and whether or not the disclosure would be in breach of any law or of any duty owed to that other party.

         15.7     NO INCREASE IN COSTS

                  If the Note Holder or OF Manager assigns or transfers any of its rights or obligations under any Material Document or changes its Lending Office the Issuer is not required to pay any net increase in the aggregate amount of costs, Taxes, fees or charges which:

                  (a) are a direct consequence of the transfer or assignment or change of Lending Office; and

                  (b) the Note Holder or OF Manager as the case may be, or its transferee or assignee was aware of or ought reasonably to have been aware of, at the time of the transfer or assignment or change of Lending Office.

--------------------------------------------------------------------------------
16       GENERAL

         16.1     CONFIDENTIAL INFORMATION

                  The Note Holder and OF Manager may, for the purpose of exercising any Power, disclose to any person any documents or records of, or information about, any Transaction Document, or the assets, business or affairs of any Transaction Party, whether or not confidential and whether or not the disclosure would be in breach of any law or of any duty owed to any Transaction Party.

         16.2     PERFORMANCE BY NOTE HOLDER OF OBLIGATIONS

                  If a Transaction Party defaults in fully and punctually performing any obligation contained or implied in any Transaction Document, the Note Holder and OF Manager may, without prejudice to any Power do all things necessary or desirable, in the opinion of the Note Holder or OF Manager, as the case may be, to make good or attempt to make good that default to the satisfaction of the Note Holder or OF Manager, as the case may be.

         16.3     TRANSACTION PARTY TO BEAR COST

                  Without prejudice to clause 11, any thing which must be done by a Transaction Party under any Material Document, whether or not at the request of the Note Holder or OF Manager, must be done at the cost of the Transaction Party.

         16.4     NOTICES

                  (a) Any notice or other communication including, but not limited to, any request, demand, consent or approval, to or by a party to any Material Document:

--------------------------------------------------------------------------------
                                                                        PAGE 25
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                                   SMHL Global Fund No.3 Redraw Funding Facility


                          (1) must be in legible writing and in English addressed as shown below (or if sent by facsimile, to the facsimile numbers below) and marked to the attention of the following:

                                   (A)  if to the Note Holder:

                                        Address:    Level 7
                                                    9 Castlereagh Street
                                                    Sydney, NSW 2000

                                        Attention:  Manager - Securitisation

                                        Facsimile:  (02) 9221 7870; and

                                   (B)  if to the Issuer:

                                        Address:    Level 7
                                                    9 Castlereagh Street
                                                    Sydney, NSW 2000

                                        Attention:  Manager - Securitisation

                                        Facsimile:  (02) 9221 7870; and

                                   (C)  if to the SF Manager:

                                        Address:    Level 23,
                                                    360 Collins
                                                    Street, Melbourne, Victoria
                                                    3000

                                        Attention:  Funding Manager

                                        Facsimile:  (03) 9605 6200; and

                                   (D)  if to the OF Manager:

                                        Address:    Level 23,
                                                    360 Collins Street,
                                                    Melbourne, Victoria 3000

                                        Attention:  Funding Manager

                                        Facsimile:  (03) 9605 6200;

                                   or as specified to the sender by any party by notice;

                          (2) where the sender is a company, must be signed by an Officer or under the common seal of the sender;

                          (3) is regarded as being given by the sender and received by the addressee:

                                   (A) if by delivery in person, when delivered to the addressee;

                                   (B)  if by post, on delivery to the
                                        addressee; or

                                   (C) if by facsimile transmission, as long as it is legibly received, when transmitted to the addressee,

                                   but if the delivery or receipt is on a day which is not a Business Day or is after 4.00 pm (addressee's time) it is regarded as received at 9.00 am on the following Business Day;

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                                                                        PAGE 26
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                                   SMHL Global Fund No.3 Redraw Funding Facility


                          (4) can be relied upon by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender; and

                          (5) if to the Note Holder must be copied to the OF Manager and if to the Issuer must be copied to the SF Manager.

                  (b) A facsimile transmission is regarded as legible unless the addressee telephones the sender within 2 hours after the transmission is received or regarded as received under clause 16.4(a)(3) and informs the sender that it is not legible.

                  (c) In this clause 16.4, a reference to an addressee includes a reference to an addressee's Officers, agents or employees.

         16.5     GOVERNING LAW AND JURISDICTION

                  (a)     This agreement is governed by the laws of New South
                          Wales.

                  (b) The Parties irrevocably submit to the non-exclusive jurisdiction of the courts of New South Wales.

         16.6     PROHIBITION AND ENFORCEABILITY

                  (a) Any provision of, or the application of any provision of, any Material Document or any Power which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

                  (b) Any provision of, or the application of any provision of, any Material Document which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

         16.7     WAIVERS

                  (a) Waiver of any right arising from a breach of this agreement or of any Power arising upon default under this agreement or upon the occurrence of an Event of Default must be in writing and signed by the party granting the waiver.

                  (b) A failure or delay in exercise, or partial exercise, of:

                          (1) a right arising from a breach of this agreement or the occurrence of an Event of Default; or

                          (2) a Power created or arising upon default under this agreement or upon the occurrence of an Event of Default,

                          does not result in a waiver of that right or Power.

                  (c) A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this agreement or on a default under this agreement or on the occurrence of an Event of Default as constituting a waiver of that right or Power.

                  (d) A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.

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                                                                        PAGE 27
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                                   SMHL Global Fund No.3 Redraw Funding Facility


                  (e) This clause may not itself be waived except by writing.

         16.8     VARIATION

                  A variation of any term of this agreement must be in writing and signed by the parties.

         16.9     CUMULATIVE RIGHTS

                  The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of the Note Holder or OF Manager.

         16.10    ATTORNEYS

                  Each of the Attorneys executing this agreement states that the Attorney has no notice of the revocation of the power of attorney appointing that Attorney.

         16.11    BINDING OBLIGATIONS

                  Each party to this agreement acknowledges that the obligations expressed in this agreement are binding upon it.

         16.12    WINDING UP OF SECURITISATION FUND

                  Prior to the Termination Date, neither the Note Holder nor the OF Manager may seek to terminate or wind up the Securitisation Fund as a consequence of any breach of this agreement or any Note by the Issuer or the SF Manager.

         16.13    TERMINATION CLAUSE

                  This agreement can only be terminated on or after the Termination Date.


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                                                                        PAGE 28
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                                   SMHL Global Fund No.3 Redraw Funding Facility

--------------------------------------------------------------------------------

SCHEDULE 1 - FUNDING NOTICE
(Clause 4.2)



To: Perpetual Trustees Australia Limited in its capacity as trustee of the Origination Fund No. 3 ("Note Holder")
         ME Portfolio Management Limited ("OF Manager")

ATTENTION: MANAGER - SECURITISATION
--------------------------------------------------------------------------------


We refer to the agreement dated [INSERT DATE] ("Agreement"). Pursuant to clause 4 of the Agreement:

(a)      We give you notice that we require the Issuer to issue to the Note
         Holder a Note from SMHL Global Fund No.3 on ............... ("Funding
         Date") at [#];

(b)      The aggregate principal amount of the Note is: $........;

(c)      We request that the proceeds be remitted to account number ...........
         at ...................;/ [INSERT ALTERNATIVE INSTRUCTIONS]

                  Expressions defined in the Agreement have the same meaning when used in this Funding Notice.



Dated: [INSERT DATE]

SIGNED for and on behalf of
ME PORTFOLIO MANAGEMENT LIMITED


------------------------------------------------
Officer's signature


------------------------------------------------
Name (please print)




--------------------------------------------------------------------------------
                                                                        PAGE 29
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                                   SMHL Global Fund No.3 Redraw Funding Facility


--------------------------------------------------------------------------------
SCHEDULE 2 - CONDITIONS


Redraw - SMHL Global Fund No.3

                      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                              (ABN 86 000 431 827)
            IN ITS CAPACITY AS TRUSTEE OF THE SUPERANNUATION MEMBERS'
                        HOME LOANS ORIGINATION FUND NO 3

                 of Level 7, 39 Hunter Street, Sydney, NSW, 2000

                                   ("ISSUER")


whose office for the purposes of payment is at Level 7, 9 Castlereagh Street, Sydney, New South Wales or such other address as the Issuer may notify to the Note Holder from time to time.



------------------------------------------------------------------------

1        NOTE

(a) This Note certificate is issued as part of the Notes known as the SMHL Global Fund No.3. The terms and conditions of the issue of this Note and repayment are constituted by this Note and the Redraw Funding Facility - Agreement for Issue and Repayment of Notes dated [ # # ] 2002 between the Issuer, the Note Holder, ME Portfolio Management Limited (ABN 79 005 964 134) of Level 23, 360 Collins Street, Melbourne, Victoria in its capacity as manager of the Superannuation Members' Home Loans Global Fund No 3 ("SF Manager") and ME Portfolio Management Limited (ABN 79 005 964 134) of Level 23, 360 Collins Street, Melbourne, Victoria in its capacity as manager of the Superannuation Members' Home Loans Origination Fund No. 3 ("OF Manager") ("Agreement"). Terms defined in the Agreement have the same meaning when used in these Conditions.

(b) Subject to clause 3, the Issuer promises to repay the Note Holder in accordance with the Agreement.

(c) This Note may only be assigned or transferred with the prior written consent of the Issuer and subject to and in accordance with the Agreement.

2        DERIVATION OF PAYMENT

         The parties acknowledge that the payments to be made by the Issuer under this Note are derived by it from the receipts from a "mortgage" or "pool of mortgages", as those terms are defined in section 3 of the Duties Act 2000 (Vic).

3        EXTENT OF LIABILITY OF ISSUER

(a) The Issuer issues this Note only in its capacity as trustee of the Securitisation Fund and no other capacity. A liability of the Issuer arising under or in connection with this Note or the Agreement is limited to and can be enforced against the Issuer only to the extent to






--------------------------------------------------------------------------------
                                                                        PAGE 30
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                                   SMHL Global Fund No.3 Redraw Funding Facility







         which it can be satisfied out of property of the Securitisation Fund out of which the Issuer is actually indemnified for the liability. This limitation of the Issuer's liability applies despite any other provision of this Note or the Agreement and extends to all liabilities and obligations of the Issuer in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Note or the Agreement.

(b) The parties other than the Issuer may not sue the Issuer in any capacity other than as trustee of the Securitisation Fund including seek the appointment of a receiver (except in relation to property of the Securitisation Fund), a liquidator, an administrator or any similar person to the Issuer or prove in any liquidation, administration or arrangement of or affecting the Issuer (except in relation to property of the Securitisation Fund).

(c) The provisions of this clause 3 shall not apply to any obligation or liability of the Issuer to the extent that it is not satisfied because under the Master Trust Deed establishing the Securitisation Fund or by operation of law there is a reduction in the extent of the Issuer's indemnification out of the assets of the Securitisation Fund Issuer, as a result of the Issuer's fraud, negligence or wilful default.

(d) It is acknowledged that the SF Manager is responsible under the Master Trust Deed establishing the Securitisation Fund for performing a variety of obligations relating to the Securitisation Fund, including under this Note and the Agreement. No act or omission of the Issuer (including any related failure to satisfy its obligations or breach of representation or warranty under this Note or the Agreement) will be considered fraud, negligence or wilful default of the Issuer for the purposes of paragraph (c) of this clause 3 to the extent to which the act or omission was caused or contributed to by any failure by the SF Manager or any other person to fulfil its obligations relating to the Securitisation Fund or by any other act or omission of the SF Manager or any other person.

(e) No attorney, agent, receiver or receiver and manager appointed in accordance with this Note or the Agreement has authority to act on behalf of the Issuer in a way which exposes the Issuer to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Issuer for the purposes of paragraph (c) of this clause 3.

(f) The Issuer is not obliged to do or refrain from doing anything under this Note or the Agreement (including incur any liability) unless the Issuer's liability is limited in the same manner as set out in paragraph (a) to (c) of this clause 3.

4        EXTENT OF LIABILITY OF NOTE HOLDER

(a) The Note Holder enters into this Note only in its capacity as trustee of the Origination Fund and no other capacity. A liability arising under or in connection with this Note or the Agreement is limited to and can be enforced against the Note Holder only to the extent to which it can be satisfied out of property of the Origination Fund out of which the Note Holder is actually indemnified for the liability. This limitation of the Note Holder's liability applies despite any other provision of this Note or the Agreement and extends to all liabilities and obligations of the Note Holder in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Note or the Agreement.

(b) The parties other than the Note Holder may not sue the Note Holder in any capacity other than as trustee of the Origination Fund including seek the appointment of a receiver (except in relation to property of the Origination Fund), a liquidator, an administrator or any similar person to the Note Holder or prove in any liquidation, administration or






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                                   SMHL Global Fund No.3 Redraw Funding Facility







         arrangement of or affecting the Note Holder (except in relation to property of the Origination Fund).

(c) The provisions of this clause 4 shall not apply to any obligation or liability of the Note Holder to the extent that it is not satisfied because under the trust deed establishing the Origination Fund or by operation of law there is a reduction in the extent of the Note Holder's indemnification out of the assets of the Origination Fund, as a result of the Note Holder's fraud, negligence or wilful default.

(d) It is acknowledged that the OF Manager is responsible under the trust deed establishing the Origination Fund for performing a variety of obligations relating to the Origination Fund, including under this Note and the Agreement. No act or omission of the Note Holder (including any related failure to satisfy its obligations or breach of representation or warranty under this Note or the Agreement) will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (c) of this clause 4 to the extent to which the act or omission was caused or contributed to by any failure by the OF Manager or any other person to fulfil its obligations relating to the Origination Fund or by any other act or omission of the OF Manager or any other person.

(e) No attorney, agent, receiver or receiver and manager appointed in accordance with this Note or the Agreement has authority to act on behalf of the Note Holder in a way which exposes the Note Holder to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (c) of this clause 4.

(f) The Note Holder is not obliged to do or refrain from doing anything under this Note or the Agreement (including incur any liability) unless the Note Holder's liability is limited in the same manner as set out in paragraph (a) to (c) of this clause 4.


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                                   SMHL Global Fund No.3 Redraw Funding Facility


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SCHEDULE 3 - FACILITY PROVIDER FUNDING NOTICE
(Clause 4.4)

To: Perpetual Trustees Australia Limited in its capacity as trustee of the Superannuation Members' Home Loans Global Fund No. 3 (ISSUER) ME Portfolio Management Limited (SF MANAGER)

         Attention: Manager - Securitisation



We refer to the agreement dated [INSERT DATE] (AGREEMENT). Pursuant to clause 4 of the Terms and Conditions:

(a)      we give you notice that we require the Issuer to issue to the Note
         Holder a Note from SMHL Global Fund No.3 on .................. (FUNDING
         DATE) at [#];

(b)      the aggregate principal amount of the Note is $.......

Expressions defined in the Agreement have the same meaning when used in this Funding Notice.

Dated: [INSERT DATE]



Signed for and on behalf of

ME PORTFOLIO MANAGEMENT LIMITED



-----------------------
Officer's signature



-----------------------
Name (please print)


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                                   SMHL Global Fund No.3 Redraw Funding Facility




--------------------------------------------------------------------------------
EXECUTED AS AN AGREEMENT:

SIGNED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in
the presence of:



---------------------------------            -----------------------------------
Witness                                      Attorney


---------------------------------            -----------------------------------
Name (please print)                          Name (please print)



SIGNED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in
the presence of:


---------------------------------            -----------------------------------
Witness                                      Attorney


---------------------------------            -----------------------------------
Name (please print)                          Name (please print)

SIGNED by
ME PORTFOLIO MANAGEMENT LIMITED
by:
---------------------------------            -----------------------------------
Secretary/Director                           Director


---------------------------------            -----------------------------------
Name (please print)                          Name (please print)



SIGNED by
ME PORTFOLIO MANAGEMENT LIMITED
by:
---------------------------------            -----------------------------------
Secretary/Director                           Director


---------------------------------            -----------------------------------
Name (please print)                          Name (please print)


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